Pricing Supplement No. 19                            Filing under Rule 424(b)(3)
Dated September 26, 1997                               Registration No. 33-51669
(To Prospectus dated January 12,
1994 as supplemented by the
Prospectus Supplement dated
January 19, 1994)

                                  $250,000,000

                       THE WASHINGTON WATER POWER COMPANY

                       SECURED MEDIUM-TERM NOTES, SERIES B



PRINCIPAL AMOUNT ($): $5,000,000           SUBJECT TO GENERAL REDEMPTION
ORIGINAL ISSUE DATE: OCTOBER 1, 1997          (AT GENERAL REDEMPTION PRICES)
STATED MATURITY DATE: AUGUST 30, 2000          YES        NO (X)
INTEREST RATE (%):  6.20                      INITIAL REDEMPTION DATE: N/A
ISSUE PRICE (%):  100.00                      REDEMPTION LIMITATION DATE:  N/A
SELLING AGENT'S COMMISSION (%):  .350         INITIAL REDEMPTION PRICE (%):  N/A
NET PROCEEDS TO COMPANY (%):  99.650          REDUCTION PERCENTAGE:  N/A
FORM:    BOOK-ENTRY    (X)
         CERTIFICATED                      SUBJECT TO SPECIAL REDEMPTION
                                              (AT SPECIAL REDEMPTION PRICES)
                                                   YES    NO (X)
                                              INITIAL REDEMPTION PRICE: N/A
                                              REDUCTION PERCENTAGE: N/A



USE OF PROCEEDS: A/S

ADDITIONAL TERMS: N/A





     "N/A" as used herein means "Not Applicable". "A/S" as used herein means "As stated in the Prospectus referred to above".


GOLDMAN, SACHS & CO.
         PAINEWEBBER INC.
                       SMITH BARNEY INC.